CAPE BANCORP

CAPE BANCORP

Investor Presentation

September 9, 2015

Forward – Looking Statement Disclaimer

C A P E B A N C O R P

Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our " Risk Factors" disclosures included in our Annual Report on Form 10-K, as supplemented in quarterly reports on Form 10-Q, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

CAPE BANCORP

Overview of Cape Bancorp, Inc.



Philadelphia

CBNJ Market Data as of 7/31/2015

6/30/15 Shares Outstanding	14,154,450
Market Cap *(in millions)*	$150.2
7/31/15 Closing Price	$10.61
Dividend Yield	3.8%
Price / TBV	100.7%
Price / '16 Est. EPS[1]	14.1x
Inst./Mutual Fund Ownership	51.5%
Insider Ownership	25.1%

Company Overview

- Cape Bank is a New Jersey-chartered stock savings bank established in 1923
- Acquired Boardwalk Bank in 2008 in a conversion/acquisition transaction adding five branches and the current CEO and CFO
- Since 2011, Cape has directed focus toward expansion into western New Jersey and metro Philadelphia
- 2015: Acquired Colonial Financial Services in April and purchased $86.5 million of commercial loans in May; purchased the Hammonton, NJ branch from Sun National Bank in August
- Successful operational strategy shift from residential lending platform to commercial lending platform
  - 63% commercial loans as of 6/30/15

*Source: SNL Financial; *Blue circle on map represents pending acquisition of Hammonton Branch*
1) 2016 EPS based on consensus analyst estimates as of 7/31/15

CAPE BANCORP

C A P E B A N C O R P

Experienced Senior Management

- Cape has a seasoned executive management team with over 200 years of combined banking experience
  - Acquisition of Colonial Financial Services adds 35 years of experience in Edward Geletka

Name	Title	Previous Experience
Michael D. Devlin	Chairman, President & Chief Executive Officer	2009 – Present: President/CEO of Cape Bancorp 1999 – Present: Director of Marquette National Corporation 2008 – 2009: EVP/COO of Cape Bancorp 2008: Boardwalk Bancorp sold to Cape Bancorp 1999 – 2008: Chairman/President/CEO of Boardwalk Bancorp and Boardwalk 1998: Premium Bank sold to Telebanc Financial Corporation 1987 – 1998: Founder/Chairman/President/CEO of Premium Bank
Edward J. Geletka	Executive Vice President & Chief Operating Officer	2015 – Present: EVP/COO of Cape Bancorp 2000 – 2015: President/CEO of Colonial Financial Services
Guy Hackney	Executive Vice President & Chief Financial Officer	2009 – Present: EVP/CFO of Cape Bancorp 2008 – 2009: SVP Accounting/Finance of Cape Bancorp 2004 – 2008: Controller of Boardwalk Bank
James F. McGowan Jr.	Executive Vice President & Chief Credit Officer	2010 – Present: EVP/CCO of Cape Bancorp 2004 – 2010: EVP/CCO of Harleysville National Bank
Michele Pollack	Executive Vice President & Chief Lending Officer	2010 – Present: EVP/CLO of Cape Bancorp 2007 – 2010: Managing Director and CLO of Susquehanna Bank 2005 – 2007: SVP and Manager CRE Lending Susquehanna Bank
Charles L. Pinto	Executive Vice President & Chief Marketing Officer	2011 – Present: EVP/CMO of Cape Bancorp 2006 – 2011: SVP/Dir. of Communications of Wilmington Trust 2002 – 2006: SVP/Consumer Market Executive at Bank of America

Cape Bancorp Transformation

C A P E B A N C O R P

Since 2011, Cape's management team has publicly disclosed and delivered to shareholders several transformational initiatives:

- Clean up non-performing assets and return bank to profitability
  - NPAs/Assets of 0.91% at 6/30/2015 vs. 4.16% at 12/31/10
  - Net income before taxes of $12.4 million for the last twelve months ended 6/30/2015 vs a net loss before taxes of $10.4 million for the year ended 12/31/2011
- Re-orientation of Cape Bank from a thrift culture to a commercial banking business
  - Exited the residential mortgage lending business in 2013
  - Opened five commercial loan production offices - Commercial Loans/Total Loans: 63%
- Expansion of market area / diversification from Atlantic Shore markets
  - Completed acquisition of Colonial Bank in April 2015
  - Completed acquisition of Hammonton, New Jersey branch office in August 2015
  - Acquisition of $86.5 million in seasoned commercial loans in the Philadelphia metro area
- Re-establish Cape's dividend and share repurchase programs
  - Dividend increased to $0.10 quarterly and fourth buyback program authorized in July 2015

CAPE BANCORP

Market Diversification & Financial Strategies

- Through a series of strategic and financial initiatives, Cape has and continues to make a concerted effort to diversify its market exposure westward toward Philadelphia

Event Timeline:	
2011:	- Market Development Office opened in Burlington County
2013:	- Market Development Office opened in Radnor, PA
2014:	- Acquisition of Colonial Financial Services, Inc. announced
2015:	- Colonial Financial Services, Inc. acquisition closed April 1, 2015 - Purchased Sun National Bank's Hammonton, NJ branch office on August 28, 2015

C A P E B A N C O R P

Cape Bancorp's Westward Market Expansion*


Metro-Philadelphia Exposure:
(%) of Total Portfolio as of Q2 2015:
Loans: 34.1%
Deposits: 9.5%
West Jersey Exposure:
(%) of Total Portfolio as of Q2 2015:
Loans: 20.9%
Deposits: 34.5%
Jersey Shore Exposure:
(%) of Total Portfolio as of Q2 2015:
Loans: 45.0%
Deposits: 56.0%
Philadelphia
Delaware Bay
CBNJ Branches
COBK Branches
Hammonton Branch
Market Development Offices

- *Percentages excludes deposits and loans related to Sun Branch Purchase; deposit percentages exclude brokered and internal deposits*

Deposit Market Share in Primary Markets

CAPE BANCORP

Pro Forma for the Hammonton branch acquisition, Cape will have:

- #2 market share in Cumberland County
- #3 market share in Cape May County
- #5 market share in Atlantic County
- Scalable presence in Gloucester County

Cape Pro Forma Deposit Market Share

Cumberland, NJ

2014 Rank	Institution	2014 # of Branches	2014 Deposits ($000)	2014 Market Share (%)
1	Sun Bancorp Inc. (NJ)	4	447,563	17.67
2	**Cape Bancorp Inc. (NJ)**	**5**	**387,608**	**15.30**
3	BB&T Corp. (NC)	5	361,804	14.28
4	Toronto-Dominion Bank	5	310,660	12.26
5	Century Bancorp MHC (NJ)	3	206,604	8.16
6	Newfield Bancorp Inc. (NJ)	4	194,881	7.69
7	Capital Bank of New Jersey (NJ)	2	192,446	7.60
8	Bank of America Corp. (NC)	5	175,331	6.92
9	Millville S&L Assn. (NJ)	2	132,016	5.21
10	PNC Financial Services Group (PA)	1	61,007	2.41
	Total For Institutions In Market	**38**	**2,533,070**	

Cape May, NJ

2014 Rank	Institution	2014 # of Branches	2014 Deposits ($000)	2014 Market Share (%)
1	Sturdy Savings Bank (NJ)	13	604,719	21.84
2	Toronto-Dominion Bank	4	384,940	13.90
3	**Cape Bancorp Inc. (NJ)**	**7**	**367,835**	**13.29**
4	Crest Savings Bancorp MHC (NJ)	7	330,183	11.93
5	PNC Financial Services Group (PA)	7	291,552	10.53
6	Ocean Shore Holding Co. (NJ)	2	259,757	9.38
7	Sea Isle Financial Corp. MHC (NJ)	3	206,552	7.46
8	Bank of America Corp. (NC)	5	196,811	7.11
9	Wells Fargo & Co. (CA)	1	78,497	2.84
10	Franklin Bank (NJ)	1	26,369	0.95
	Total For Institutions In Market	**53**	**2,768,589**	

Atlantic, NJ

2014 Rank	Institution	2014 # of Branches	2014 Deposits ($000)	2014 Market Share (%)
1	Toronto-Dominion Bank	8	1,005,675	19.47
2	Wells Fargo & Co. (CA)	11	940,489	18.21
3	Bank of America Corp. (NC)	10	632,256	12.24
4	Ocean Shore Holding Co. (NJ)	9	517,919	10.03
5	**Cape Bancorp Inc. (NJ)**	**9**	**484,879**	**9.39**
6	Sun Bancorp Inc. (NJ)	7	334,584	6.48
7	PNC Financial Services Group (PA)	7	290,342	5.62
8	Parke Bancorp Inc. (NJ)	2	262,176	5.08
9	BB&T Corp. (NC)	6	254,846	4.93
10	Absecon Bancorp (NJ)	4	135,336	2.62
	Total For Institutions In Market	**81**	**5,165,103**	

Gloucester, NJ

2014 Rank	Institution	2014 # of Branches	2014 Deposits ($000)	2014 Market Share (%)
1	Toronto-Dominion Bank	11	1,386,643	27.64
2	Fulton Financial Corp. (PA)	13	718,649	14.32
3	Wells Fargo & Co. (CA)	7	491,984	9.81
4	Parke Bancorp Inc. (NJ)	2	334,064	6.66
5	Newfield Bancorp Inc. (NJ)	7	284,478	5.67
6	Investors Bancorp Inc (NJ)	5	239,279	4.77
7	PNC Financial Services Group (PA)	6	229,444	4.57
8	Bank of America Corp. (NC)	5	213,037	4.25
9	BB&T Corp. (NC)	4	175,340	3.49
10	Columbia Bank MHC (NJ)	3	145,960	2.91
14	**Cape Bancorp Inc. (NJ)**	**2**	**90,160**	**1.80**
	Total For Institutions In Market	**81**	**5,016,888**	

Source: SNL Financial
Deposit data as of June 30, 2014

Second Quarter 2015 Highlights

- Closing of Colonial Financial Services acquisition on April 1st, 2015
  - Gain on bargain purchase of $6.0 million
  - Colonial CEO promoted to Chief Operating Officer of Cape Bancorp
  - Closure of two branch facilities complete with one facility sold and settled
  - Data systems conversion and projected staff reductions completed
  - Acquired municipal deposit portfolio repricing negotiated
- Acquisition of Hammonton, NJ branch
  - $34.7 million in deposits and $4.6 million in loans
  - Transaction closed in August 2015
- Completed $86.5 million Philadelphia metropolitan commercial loan portfolio purchase
  - Full integration of new commercial loan team in Center City, Philadelphia complete
- Composition of earning assets improving
  - Investment portfolio shifting into higher yielding organic loan growth - current Loan/Deposit ratio of 88%
- Quarterly dividend increased 67% from $0.06 to $0.10[1]
- Fourth 5% stock buyback program authorized

Source: SNL Financial

1) *Dividend increase announced in Q3 '15 on 7/20/15*

CAPE BANCORP

Financial Highlights

($000) *Except per share amounts*	6/30/15 YTD[1]	6/30/14 YTD	YoY Change
Assets	$1,555,152	$1,091,723	**42.4%**
Net Loans	$1,114,592	$777,110	**43.4%**
Deposits	$1,275,082	$813,248	**56.8%**
TCE/TA	9.74%	11.02%	**(128bps)**
NPAs / Assets[2]	0.91%	1.16%	**(25bps)**
Net Income[2]	$7,162	$4,060	**76.4%**
ROAA	1.09%	0.74%	**35bps**
Diluted EPS[3]	$0.59	$0.37	**59.5%**
TBV Per Share	$10.54	$10.13	**4.0%**

($000) *Except per share amounts*	Q2 2015[1]	Q1 2015	QoQ Change
Assets	$1,555,152	$1,088,010	**42.9%**
Net Loans	$1,114,592	$777,134	**43.4%**
Deposits	$1,275,082	$797,056	**60.0%**
TCE/TA	9.74%	11.20%	**(146bps)**
NPAs / Assets[2]	0.91%	1.18%	**(27bps)**
Net Income	$6,141	$1,021	**501.5%**
ROAA	1.57%	0.39%	**118bps**
Diluted EPS[3]	$0.45	$0.09	**400.0%**
TBV Per Share	$10.54	$10.37	**1.6%**

Source: SNL Financial; Company reports

1) Q2 '15 earnings included a $6.0 million dollar gain on bargain purchase related to the acquisition of Colonial Financial Services and $1.7 million in merger related transaction costs
2) NPAs / Assets excludes restructured loans
3) Diluted EPS is calculated using net income divided by weighted average shares outstanding. Using the discrete second quarterly information and consistent with GAAP practices Q2 basic and diluted EPS are $0.46 and $0.45 as compared to previously reported $0.50 and $0.50 in the Company's press release issued July 29, 2015. There were no changes to the year-to-date earnings per share from what was reported in the press release.

Growth Strategy – Two Pronged Approach

C A P E B A N C O R P

- Loan portfolio development through acquisition
  - $277 million in loans acquired in connection with acquisitions of Colonial and Hammonton branch[1]
  - $86.5 million seasoned commercial loans portfolio purchased in Philadelphia markets
- Organic loan growth through territorial expansion
  - Opening of Market Development Offices in Delaware County, PA and Center City, Philadelphia
  - Relocation of commercial lending offices from Atlantic City, NJ to Hammonton, NJ

Gross Loans ($MM)[2]



CAGR: 13.0%
$1,200
$1,000
$800
$600
$400
$200
$0
$733.2
$737.7
$793.5
$773.9
$1,125.3
12/31/11
12/31/12
12/31/13
12/31/14
6/30/15
CRE
1-4 Family
Multifamily
Comm, Financial & Ag.
Consumer

Source: SNL Financial; Company reports

1) *Cape acquired $272.1 million loans in connection with its acquisition of Colonial (based on 12/31/14 GAAP loans). $4.6 million in loans is expected in connection with the Hammonton branch purchase which is scheduled to close in the 3Q '15.*

2) *Excludes loans held for sale and unearned income*

CAPE BANCORP

Credit Performance Continues to Improve

- Cape continues to experience credit quality improvement through prudent underwriting
  - 0.91% NPAs Excluding Restructured Loans / Assets
  - 0.92% LLR / Gross Loans

Improving Asset Quality



$19,607
$4,461
$3,014
$2,011
$2,213
3.53%
2.54%
1.46%
1.22%
0.91%
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Loan Loss Provision
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPAs Excluding Restructured / Assets
2011
2012
2013
2014
YTD
Loan Loss Provision
NPAs Excluding Restructured / Assets

Source: SNL Financial; Company reports

Deposit Generation – Focus on Core Deposits

- Strong core deposit base with 74.5% non-time deposits
- Acquired municipal deposit relationships renegotiated and set to reprice



Deposits ($MM) and Cost of Deposits (%)
1,400
1,200
1,000
800
600
400
200
0
Deposits ($MM)
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Cost of Deposits
774
785
798
797
1,275
0.84%
0.58%
0.38%
0.34%
0.47%
12/31/11
12/31/12
12/31/13
12/31/14
MRQ
Time Deposits
Non-Time Deposits
Cost of Deposits

Source: SNL Financial; Company reports

Building Shareholder Value

C A P E B A N C O R P

Earnings Per Share



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.84)
$0.37
$0.46
$0.61
$0.59
2011 1
2012
2013
2014
YTD 2

Tangible Book Value Per Share



$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$9.22
$9.60
$9.76
$10.30
$10.54
2011*
2012
2013
2014
YTD

Source: SNL Financial; Company reports

1) *2011 EPS adjusted to remove $10.4 million income tax benefit; unadjusted 2011 EPS was $0.64*
2) *Q2 '15 earnings included a $6.0 million dollar gain on bargain purchase related to the acquisition of Colonial Financial Services and $1.7 million in merger related transaction costs*

CAPE BANCORP

C A P E B A N C O R P

Cape is Well Capitalized

- Cape has consistently exceeded regulatory capital requirements before and after its acquisition of Colonial and loan portfolio purchase

Cape Bancorp, Inc. Capitalization Ratios



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	12/31/11	12/31/12	12/31/13	12/31/14	6/30/15
TCE/TA	11.72%	12.58%	10.99%	11.18%	9.74%
Tier 1	12.57%	14.12%	13.07%	13.34%	12.63%
TRBC	13.82%	15.38%	14.29%	14.55%	13.58%

Source: SNL Financial; Company reports

CAPE BANCORP

Dividend Yield and P/TBV

- Consistent, increasing quarterly dividend since Q4 2012
  - 2.3% dividend yield (as of 7/31/15)
  - $0.10 quarterly dividend declared 7/20/15, increased from $0.06
  - Hypothetical 3.8% dividend yield given 7/31/15 closing price and $0.10 quarterly dividend
- Price to Tangible Book Value remains below market levels

Dividend Yield


4%
3%
2%
1%
0%
0.0%
2.3%
2.4%
2.6%
2.5%
3.8%
12/31/11
12/31/12
12/31/13
12/31/14
6/30/15
Projected *

P/TBV


220%
200%
180%
160%
140%
120%
100%
80%
60%
12/11
2/12
4/12
6/12
8/12
10/12
12/12
2/13
4/13
6/13
8/13
10/13
12/13
2/14
4/14
6/14
8/14
10/14
12/14
2/15
4/15
6/15
SNL U.S. Bank $1B-$5B: 167.3%
CBNJ: 102.1%

Source: SNL Financial; FactSet
Note: Market data as of July 31, 2015
** Projected dividend yield based on 7/31/2015 closing price and increased quarterly dividend of $0.10 declared 7/20/2015*

Cape Bancorp Investment Highlights

- Experienced management team dedicated to delivering shareholder value
- Enhanced and methodical operation and growth strategy
- Improving loan portfolio mix and credit quality
- Solid core deposit base with demonstrated growth
- Increasing ROAA and ROAE
- Robust dividend yield
- Active share repurchase program